UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2024

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HOOPS SCOUTING USA
(Exact name of registrant as specified in its charter)

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Wyoming	000-56389	38-4010393
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

63 Rocio Court

Palm Desert, CA 92260

Tel: (760) 636-4353

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 27, 2024, based on the recommendation of the Company’s management, and after consultation with the Company’s independent registered public accounting firm, concluded that the Company’s previously issued audited consolidated financial statements as of and for the year ended June 30, 2023 included in the Company’s Annual Report on Form 10-K for the year ended June 20, 2023,  (the “2023 Annual Report”) and the Company’s previously issued unaudited consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended September 30, 2022, December 31, 2022 and March 31, 2023, September 30, 2023, and December 31, 2023 (the “2022 and 2023 Quarterly Reports” and, together with the 2023 Annual Report, the “Reports” and all financial statements included in the Reports, collectively, the “Affected Financials”) should no longer be relied upon due to material errors. The Reports will be restated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPS SCOUTING USA

Dated: November 27, 2024	By:	/s/ Jamie Oei
Jamie Oei
President, C.E.O & Director

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